                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): October 23, 2006

                  REINSURANCE GROUP OF AMERICA, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)

           MISSOURI                   1-11848                 43-1627032
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)        Identification Number)



         1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of Principal Executive Office)



      Registrant's telephone number, including area code: (636) 736-7000



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2006, Reinsurance Group of America, Incorporated issued a press release announcing its earnings for the three-month period ended September 30, 2006 and providing certain additional information. The press release also notes that a conference call will be held on October 24, 2006 to discuss the financial and operating results for the three-month period ended September 30, 2006. A copy of the press release is furnished with this report as Exhibit
99.1 and shall not be deemed filed pursuant to Instruction B.2 of Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         Exhibit No.             Exhibit
         -----------             -------

             99.1 Press Release of Reinsurance Group of America, Incorporated October 23, 2006


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED

Date:  October 23, 2006                 By:  /s/ Jack B. Lay
                                             ----------------------------------
                                             Jack B. Lay
                                             Executive Vice President and Chief
                                             Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.             Exhibit
         -----------             -------

             99.1 Press Release of Reinsurance Group of America, Incorporated dated October 23, 2006.